UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Triple Crown Media, Inc.

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TRIPLE CROWN MEDIA, INC.
546 East Main Street
Lexington, Kentucky 40508
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
November 29, 2006
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Triple Crown Media, Inc. (“TCM”) will be held at 10:00 AM, local time, on Wednesday, November 29, 2006, at the board room on the third floor at 546 East Main Street, Lexington, Kentucky, 40508, for the purpose of considering and acting upon:

• The election of seven members of TCM’s Board of Directors;
• the ratification of the selection of independent registered public accounting firm for the fiscal year ended June 30, 2007.
• Such other business and matters or proposals as may properly come before the meeting.
     Only holders of record of TCM common stock, $.001 par value per share (the “Common Stock”), at the close of business on October 31, 2006 are entitled to notice of, and to vote at, the annual meeting.
     Your vote is very important. We encourage you to vote as soon as possible by one of three convenient methods: by calling the toll-free number listed on the proxy card, by accessing the Internet site listed on the proxy card or by signing, dating and returning the proxy card in the enclosed postage-paid envelope.
By Order of the Board of Directors,
Robert S. Prather, Jr.
Chairman
Lexington, Kentucky
November 9, 2006

TRIPLE CROWN MEDIA, INC.
546 East Main Street
Lexington, Kentucky 40508
PROXY STATEMENT
For Annual Meeting of Shareholders
to be Held on November 29, 2006
     This proxy statement is being furnished by Triple Crown Media, Inc., a Delaware corporation (which we refer to as “TCM,” “we,” or “us”), to the holders of TCM common stock, $.001 par value per share (the “Common Stock”), in connection with the solicitation of proxies by TCM for use at the 2006 Annual Meeting of Shareholders (the “2006 Annual Meeting”) to be held at the board room on the third floor at 546 East Main Street, Lexington, Kentucky, 40508, on Wednesday, November 29, 2006, at 10:00 AM, local time, and at any adjournments or postponements thereof.
     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by signing and delivering a later dated proxy card, by submitting a later dated proxy by Internet or by telephone, by delivering written notice of the revocation of the proxy to TCM’s Secretary, Mark G. Meikle, prior to the 2006 Annual Meeting, or by attending and voting at the 2006 Annual Meeting. Attendance at the 2006 Annual Meeting, in and of itself, will not constitute revocation of a proxy.
     Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder’s directions if the proxy is duly submitted prior to the 2006 Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors and in accordance with the discretion of the named proxies on other matters properly brought before the 2006 Annual Meeting.
     On or about November 9, 2006, this proxy statement, the enclosed proxy card and the Company’s Annual Report on Form 10-K for the six months ended June 30, 2006 are being mailed to shareholders entitled to vote at the 2006 Annual Meeting.
     The expense of preparing, printing and mailing this proxy statement and soliciting the proxies sought hereby will be borne by TCM. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of TCM, who will not receive additional compensation therefore, in person or by telephone, telegraph or facsimile transmission. TCM also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Common Stock as of the record date for the 2006 Annual Meeting and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

VOTING REQUIREMENTS
ELECTION OF DIRECTORS
OTHER MATTERS
CORPORATE GOVERNANCE
BOARD COMMITTEES AND MEMBERSHIP
BENEFICIAL SHARE OWNERSHIP
EXECUTIVE COMPENSATION
REPORT OF NOMINATING, CORPORATE GOVERNANCE, COMPENSATION AND STOCK OPTION COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
STOCK PERFORMANCE GRAPH
REPORT OF AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EQUITY COMPENSATION PLAN INFORMATION
SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT
OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR’S ANNUAL MEETING
HOUSEHOLDING
TRIPLE CROWN MEDIA, INC. PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS

VOTING REQUIREMENTS
Record Date and Voting Rights
     TCM’s Board of Directors has fixed the close of business on October 31, 2006 as the record date for determining holders of the Common Stock entitled to notice of, and to vote at, the 2006 Annual Meeting. Only holders of record of the Common Stock on that date will be entitled to notice of, and to vote at, the 2006 Annual Meeting. Shareholders of record may vote by either:

•	attending the 2006 Annual Meeting;

•	the Internet at http://www.proxyvoting.com/tcmi;

•	the telephone at 1-866-540-5760 as directed on the enclosed proxy card; or

•	completing and mailing the enclosed proxy card.
Instructions for voting are included on the enclosed proxy card.
     As of the record date, October 31, 2006, 5,249,109 shares of the Common Stock were outstanding. Each share of the Common Stock is entitled to one vote. The total number of possible votes is 5,249,109. A number of votes equal to or greater than a majority of possible votes, or 2,624,555 votes, will constitute a quorum. No business may be transacted at the 2006 Annual Meeting without a quorum. Abstentions and broker non-votes (where a broker submits a proxy but does not have discretionary authority to vote a customer’s shares on such proposal when specific instructions are not received) will be counted as present for purposes of determining a quorum.
Required Votes
     With respect to the election of directors, a majority of the votes is not required; instead, the nominees will be elected by a plurality of the votes cast, which means that the seven nominees receiving the most votes will be elected. Votes withheld from any nominee, if a quorum is present, will have no effect on the outcome of voting for directors. Abstentions and broker non-votes will not be counted and will have no effect on the outcome of the election of directors.

ELECTION OF DIRECTORS
Nominees
     At the 2006 Annual Meeting, seven directors are to be elected to hold office (subject to TCM’s bylaws) until TCM’s next annual meeting of shareholders and until their successors have been duly elected and qualified. In case any nominee listed in the table below should be unavailable for any reason, which TCM’s management has no reason to anticipate, your proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the 2006 Annual Meeting.
     Our Board of Directors unanimously recommends that you vote “FOR” the election of those directors specified in this proxy statement.
     Set forth below is information concerning each of the nominees.

Director Name	Since	Age	Position
Robert S. Prather, Jr.	2005	61	Director, Chairman
Thomas J. Stultz	2005	54	Director, President and Chief Executive Officer
Gerald N. Agranoff	2005	59	Director
James W. Busby	2005	52	Director
Hilton H. Howell, Jr.	2005	44	Director
Monte C. Johnson	2005	69	Director
George E. “Nick” Nicholson	2006	58	Director
     ROBERT S. PRATHER, JR., has been Chairman of the Company since December 2005 and a director of the Company since May 2005. Mr. Prather was the Company’s President and Chief Executive Officer from May 2005 until December 2005. He had been Bull Run Corporation’s President and Chief Executive Officer from 1992 until December 2005. He has served as President, Chief Operating Officer and a director of Gray Television, Inc., since 2002, and as Gray’s Executive Vice President-Acquisitions and a director from 1996 through 2002. Mr. Prather serves as a director of Gabelli Asset Management Inc. (a provider of investment advisory and brokerage services). He serves as a director of Gray Television, Inc. He is also an advisory director of Swiss Army Brands, Inc. and serves on the Board of Trustees of the Georgia World Congress Center Authority.
     THOMAS J. STULTZ, has been President and Chief Executive Officer since December 2005. Mr. Stultz had been President and Chief Operating Officer of Host Communications, Inc., a subsidiary of Bull Run Corporation since August 2004. He served as President of Gray Publishing, LLC from 1996 through December 2004, managing the daily newspapers owned by Gray Television, Inc.
     GERALD N. AGRANOFF has been a director of the Company since December 2005. Mr. Agranoff has served as Managing Member of Inveraray Capital Management LLC, an investment management company, since 2002; general partner of SES Family Investment & Trading Partnership, L.P., an investment partnership, since 1996; general partner of, and general counsel to, Edelman Securities Company, L.P. (formerly a registered broker-dealer), having been affiliated with that firm since 1982; and counsel to Kupferman and Kupferman LLP (a law firm) since November 2004. Mr. Agranoff is a director of Petrosearch Corporation.
     JAMES W. BUSBY has been a director of the Company since December 2005. Mr. Busby has been President of Del Mar of Wilmington Corporation, a real estate development company, since 1997. Mr. Busby was President of Datasouth Computer Corporation, a subsidiary of Bull Run Corporation since 1994, from 1984 through 1997, and was one of Datasouth’s founders in 1977.

     HILTON H. HOWELL, JR. has been a director of the Company since December 2005. Mr. Howell was Bull Run Corporation’s Vice President and Secretary from 1994 until December 2005. He has served as Gray Television, Inc.’s Vice Chairman and a director since 2002 and as Gray’s Executive Vice President and a director since 2000. Mr. Howell has served as President and Chief Executive Officer of Atlantic American Corporation, an insurance holding company, since 1995 and Executive Vice President from 1992 to 1995. He has been Executive Vice President and General Counsel of Delta Life Insurance Company and Delta Fire and Casualty Insurance Company since 1991, and Vice Chairman of Bankers Fidelity Life Insurance Company and Georgia Casualty & Surety Company since 1992. Mr. Howell also serves as a director of the following companies: Atlantic American Corporation, Bankers Fidelity Life Insurance Company, Delta Life Insurance Company, Delta Fire and Casualty Insurance Company, Georgia Casualty & Surety Company, American Southern Insurance Company, American Safety Insurance Company, Association Casualty Insurance Company and Association Risk Management General Agency.
     MONTE C. JOHNSON has been a director of the Company since December 2005. Mr. Johnson has been a self-employed business consultant since 1987 and has served as President of KAJO, Inc., an oil and gas operating company, since 1995. He has also been the Director of Athletics at the University of Kansas from 1982 to 1987 and served as a director of Host Communications, Inc. from 1993 to 2000.
     GEORGE E. “NICK” NICHOLSON has been a director of the Company since February 2006. Mr. Nicholson has been President and Chief Executive Officer of Keeneland Association, a thoroughbred race course and sales company located in Lexington, KY, since 2000.
OTHER MATTERS
     Our Board of Directors knows of no other matters to be brought before the 2006 Annual Meeting. However, if any other matters are properly brought before the 2006 Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.
CORPORATE GOVERNANCE
     TCM is in compliance with the NASDAQ National Market, Inc. (the “NASDAQ”) corporate governance rules, which were adopted in connection with the Sarbanes-Oxley Act of 2002. The Company has adopted a Code of Ethics that applies to all of its directors, executive officers and employees. If any waiver of this Code is granted, the waiver will be disclosed in a Securities and Exchange Commission (the “SEC”) filing on Form 8-K. Our Code of Ethics and the written charters of our Audit Committee and our Nominating, Corporate Governance, Compensation and Stock Option Committee, as well as our Corporate Governance Principles, are available on our website at www.triplecrownmedia.com. All such information is also available in print to any shareholder upon request by telephone at (859) 226-4678.
     After considering all applicable regulatory requirements and assessing the materiality of each director’s relationship with the Company, our Board of Directors has affirmatively determined that all of our directors are independent in accordance with NASDAQ rules and regulations established by the SEC except for Mr. Stultz due to his status as an executive officer. Consequently, our Board of Directors has determined that six of TCM’s seven directors are independent in accordance with NASDAQ rules and regulations.

     TCM encourages shareholder communication with its Board of Directors. Any shareholder who wishes to communicate with the Board of Directors or with any particular director, including any independent director, may send a letter to the Secretary of TCM at Triple Crown Media, Inc., Attention: Mark G. Meikle, Secretary, 546 East Main Street, Lexington, Kentucky 40508. Any communication should indicate that you are a TCM shareholder and clearly specify that such communication is intended to be made to the entire Board of Directors or to one or more particular directors.
     The Board of Directors has adopted a policy that all directors on the Board of Directors are expected to attend annual meetings of the shareholders.
     TCM’s Board of Directors held two meetings during the six months ended June 30, 2006. During the six months ended June 30, 2006, each of the directors attended at least 75% of the aggregate number of meetings of the board and meetings of all committees of the board on which such directors served.
BOARD COMMITTEES AND MEMBERSHIP
     TCM’s Board of Directors has an Audit Committee, the purpose of which is to review and evaluate the results and scope of the audit and other services provided by TCM’s independent registered public accounting firm, as well as TCM’s accounting policies and system of internal accounting controls, and to review and approve any transactions between TCM and its directors, officers or significant shareholders. The Audit Committee is governed by a written Audit Committee Charter which was approved and adopted in its current form by the Board of Directors on December 30, 2005, was attached as an exhibit to TCM’s 2005 Form 10-K, and can be found on TCM’s corporate website at www.triplecrownmedia.com. The Audit Committee held three meetings during the six months ended June 30, 2006. The members of the Audit Committee are Messrs. Agranoff, Busby and Johnson. The Board of Directors has affirmatively determined that Gerald N. Agranoff is an “audit committee financial expert” as that term is defined under applicable SEC rules. The Board of Directors has determined that all members of the Audit Committee are independent in accordance with NASDAQ and SEC rules governing audit committee member independence. The report of the Audit Committee is set forth under the heading “Report of Audit Committee.”

     TCM’s Board of Directors has a Nominating, Corporate Governance, Compensation and Stock Option Committee, the purpose of which is to make recommendations with respect to executive salaries, bonuses and compensation. The Nominating, Corporate Governance, Compensation and Stock Option Committee held two meeting during the six months ended June 30, 2006, and its members are Messrs. Agranoff, Busby and Johnson. The Board of Directors has affirmatively determined that all members of the Nominating, Corporate Governance, Compensation and Stock Option Committee are independent in accordance with NASDAQ rules governing independence. The report of the Nominating, Corporate Governance, Compensation and Stock Option Committee is set forth under the heading “Report of Nominating, Corporate Governance, Compensation and Stock Option Committee.”
     The Nominating, Corporate Governance, Compensation and Stock Option Committee has adopted a written charter to govern its activities related to Compensation and Stock Option matters and Nominating and Corporate Governance matters, a copy of which is available on TCM’s corporate website at www.triplecrownmedia.com. In these functions, the committee assists the Board of Directors in fulfilling its responsibilities to shareholders by identifying and screening individuals qualified to become directors of TCM, recommending candidates to the Board of Directors for all directorships, evaluating the set of corporate governance principles and guidelines applicable to TCM that the Board of Directors has adopted, and overseeing the evaluation of the Board of Directors and management. In recommending candidates to the Board of Directors for nomination as directors, the Nominating, Corporate Governance, Compensation and Stock Option Committee considers such factors as it deems appropriate, consistent with its charter, including but not limited to judgment, skills, diversity, integrity and experience. The committee does not assign a particular weight to these individual factors. Rather, the committee looks for a unit of factors that, when considered along with the experience and credentials of the other candidates and existing directors, will provide shareholders with a diverse and experienced Board of Directors. Historically, TCM has not used a recruiting firm to assist with this process.
     The Nominating, Corporate Governance, Compensation and Stock Option Committee will consider recommendations for director nominees submitted by shareholders. The Nominating, Corporate Governance, Compensation and Stock Option Committee’s evaluation of candidates recommended by TCM Shareholders does not differ materially from its evaluation of candidates recommended from other sources. Shareholders wishing to recommend director candidates for consideration by the Nominating, Corporate Governance, Compensation and Stock Option Committee may do so by writing to the Secretary of TCM, giving the candidate’s name, biographical data and qualifications. The foregoing information should be forwarded to the Nominating, Corporate Governance, Compensation and Stock Option Committee, c/o Mark G. Meikle, Secretary, 546 East Main Street, Lexington, Kentucky 40508.
     The Nominating, Corporate Governance, Compensation and Stock Option Committee makes recommendations concerning grants of stock options, awards and grants under the 2005 Long Term Incentive Plan.

BENEFICIAL SHARE OWNERSHIP
     The following table sets forth certain information regarding the ownership of our common stock as of August 18, 2006 by (i) any person who is known to us to be the beneficial owner of more than five percent of our common stock, (ii) all directors, (iii) all executive officers named in the Summary Compensation Table herein and (iv) all directors and executive officers as a group. Warrants and options to acquire our common stock included in the amounts listed below are currently exercisable or will be exercisable within 60 days after August 18, 2006.

	Amount and
	Nature of		Voting
Name	Beneficial Ownership		Percent
Hilton H. Howell, Jr.	121,616	(1)	2.3%
Robert S. Prather, Jr.	44,115	(2)	*
James W. Busby	11,046	(3)	*
Thomas J. Stultz	5,950		*
Monte C. Johnson	5,803	(4)	*
Gerald N. Agranoff	5,170	(5)	*
George E. Nicholson	5,000		*
All directors and executive officers as a group	198,700	(6)	3.8%
J. Mack Robinson	531,398	(7)	10.2%
Harriett J. Robinson	530,844	(8)	10.2%
GAMCO Investors, Inc.	608,486	(9)	11.7%

* Less than 1%

(1)	Includes (a) 50 shares held by Mr. Howell’s spouse as custodian for his minor child; (b) 5,857 shares held by Mr. Howell’s spouse; (c) 8,976 shares owned by Delta Fire & Casualty Insurance Co.; (d) 20,537 shares owned by Delta Life Insurance Co.; (e) 24,376 shares owned by Bankers Fidelity Life Insurance Co.; (f) 15,607 shares owned by Georgia Casualty & Surety Co.; (g) 9,700 shares owned by Associated Casualty Insurance Co.; and (h) 5,000 shares owned by American Southern Insurance Co. Mr. Howell is an executive officer and director of each of Delta Fire, Delta Life, Bankers Fidelity, Georgia Casualty, Associated Casualty and American Southern. Mr. Howell is married to Robin R. Howell, Mr. Robinson’s daughter and a beneficiary of the Robin M. Robinson Trust.

(2)	Includes options issued to Mr. Prather to purchase 2,179 shares of our common stock and 42 shares held by Mr. Prather’s spouse.

(3)	Includes options issued to Mr. Busby to purchase 84 shares of our common stock; and an aggregate of 20 shares owned by Mr. Busby’s two children.

(4)	Includes options issued to Mr. Johnson to purchase 198 shares of our common stock.

(5)	Includes options issued to Mr. Agranoff to purchase 98 shares of our common stock.

(6)	Includes options issued to all directors and executive officers as a group to purchase an aggregate 2,559 shares of our common stock. The address for all of our directors and executive officers is c/o Triple Crown Media, Inc., 546 East Main Street, Lexington, KY 40508.

(7)	Includes (a) 70,818 shares held by Mr. Robinson’s spouse; (b) 8,976 shares owned by Delta Fire & Casualty Insurance Co.; (c) 20,537 shares owned by Delta Life Insurance Co.; (d) 24,376 shares owned by Bankers Fidelity Life Insurance Co.; (e) 15,607 shares owned by Georgia Casualty & Surety Co.; (f) 9,400 shares owned by Associated Casualty Insurance Co.; (g) 5,000 shares owned by American Southern Insurance Co.; (h) 31,108 shares owned by Gulf Capital Services, Ltd.; (i) 554 shares owned by JMR Foundation; and (j) 113,636 shares held by Mr. Robinson’s spouse as trustee under trusts for their children. Mr. Robinson is an executive officer, director, principal or sole shareholder of each of Delta Fire, Delta Life, Bankers Fidelity, Georgia Casualty, Associated Casualty, American Southern and Gulf Capital. Mr. Robinson’s address is 4370 Peachtree Road, N.E., Atlanta, Georgia 30319.

(8)	Includes (a) 231,396 shares held by Mrs. Robinson’s spouse; (b) 8,976 shares owned by Delta Fire & Casualty Insurance Co.; (c) 20,537 shares owned by Delta Life Insurance Co.; (d) 24,376 shares owned by Bankers Fidelity Life Insurance Co.; (e) 15,607 shares owned by Georgia Casualty & Surety Co.; (f) 9,400 shares owned by Associated Casualty Insurance Co.; (g) 5,000 shares owned by American Southern Insurance Co.; (h) 31,108 shares owned by Gulf Capital Services, Ltd.; and (i) 113,636 shares held by Mr. Robinson’s spouse as trustee under trusts for their children. Mrs. Robinson’s address is 4370 Peachtree Road, N.E., Atlanta, Georgia 30319.

(9)	Based upon a Schedule 13D filed with the SEC on May 8, 2006 by GAMCO Investors, Inc. Includes (a) 387,809 shares of our common stock held by GAMCO Asset Management; (b) 191,280 shares held by Gabelli Funds, LLC; (c) 15,617 shares held by Gabelli Securities, Inc.; (d) 11,280 shares held by MJG Associates, Inc.; and (e) 2,500 shares held by Gabelli Advisers, Inc. The address for GAMCO Investors, Inc. is One Corporate Center, Rye, New York 10580.

EXECUTIVE COMPENSATION
     The following table sets forth a summary of the compensation of TCM’s Chariman, Chief Executive Officer, the two other named officers, two other highly compensated employees and one former employee, for the six months ended June 30, 2006.

Summary Compensation Table (1)
						Long Term
						Compensation Awards
						Restricted		Securities
	Annual Compensation					Stock		Underlying		All Other
Name and Position	Year	Salary ($)		Bonus ($)		Awards (2)		Options (#)		Compensation ($)
Robert S. Prather, Jr. (3)	2006	30,769		—		5,000	(4)	100,000	(4)	42,394	(9)
Chariman	2005	—		—		—		—		34,200	(9)
	2004	738,143	(5)	650,000	(6)	13,530	(7)	50,000	(8)	83,945	(9)
	2003	651,528	(5)	275,000	(6)	1,420,750	(7)	41,000	(8)	41,346	(9)

Thomas J. Stultz (10)	2006	265,385	(11)	—		5,000	(14)	100,000	(14)	30,752	(15)
President and Chief	2005	441,667	(12)	159,813		—		—		38,198	(15)
Executive Officer	2004	313,389	(13)	100,000		—		—		8,397	(15)
	2003	265,000		150,000		—		—		8,116	(15)

Mark G. Meikle (16)	2006	36,346		—		—		25,000	(17)	68,141	(18)
Executive Vice
President and Chief
Financial Officer

Michael Steven Cornwell (19)	2006	36,058		—		—		20,000	(20)	99,495	(21)
Execitive Vice
President of
Operations

Lawton M. Logan (22)	2006	129,330		—		—		5,000	(24)	4,496	(25)
Senior Vice President	2005	257,258	(23)	—		—		—		—
of Sales	2004	57,593	(23)	—		—		—		—

Frederick J. Erickson (26)	2006	125,000		—		—		—		3,461	(27)
Former Chief Financial	2005	210,000		50,000		—		—		—	(27)
Officer	2004	179,808		—		—		—		1,570	(27)
	2003	166,807		—		—		—		5,004	(27)

(1)	Until December 30, 2005, TCM, was comprised of integrated businesses owned and operated by Gray Television, Inc. (“Gray”). On December 30, 2005, all shares of the Common Stock were distributed to shareholders of Gray, and as a result, TCM became a separate, stand-alone entity, independent of Gray, in a series of transactions referred to as the Spin-off. Immediately following the Spin-off, and also on December 30, 2005, Bull Run Corporation (“Bull Run”), was merged into a wholly-owned subsidiary of TCM, which is referred to as the Merger. In April 2006, we elected to change our fiscal year end from December 31 to a new fiscal year end of June 30. As a result of the change, the compensation related information related to 2006 reflects compensation earned during the six months ended June 30, 2006.

(2)	As of June 30, 2006, we had 35,000 shares of the Common Stock outstanding, which had an aggregate value as of June 30, 2006 of $303,450 based upon the June 30, 2006 share price of $8.67. On February 15, 2006, under the Incentive Plan, we granted 5,000 shares of restricted Common Stock to each of the following directors of the Company: Robert S. Prather, Jr.; Thomas J. Stultz; Gerald N. Agranoff; James W. Busby; Hilton H. Howell, Jr.; Monte C. Johnson; and George E. “Nick” Nicholson. The shares of restricted stock will vest in five equal annual installments, with the first tranche vesting on December 31, 2006. Prior to the applicable vesting dates, the shares of restricted stock are subject to the risk of forfeiture and may not be sold or transferred. While the shares of stock are subject to forfeiture, the holder may exercise full voting rights and will receive dividends and other distributions paid with respect to the shares of restricted stock.

(3)	During 2005, 2004, and 2003, Mr. Prather was employed by Gray and Bull Run. Mr. Prather is currently Chairman of the board of directors. As of June 30, 2006, TCM paid Mr. Prather’s salary at the annual rate of $100,000.

(4)	The restricted stock awards and stock options were granted to Mr. Prather in 2006 by TCM.

(5)	During 2005, Gray paid Mr. Prather’s salary at the annual rate of $750,000. In 2004, $88,143 and $650,000 of Mr. Prather’s salary was paid by Bull Run and Gray, respectively. In 2003, $201,528 and $450,000 of Mr. Prather’s salary was paid by Bull Run and Gray, Respectively.

(6)	Mr. Prather’s bonuses in 2004 and 2003 were paid by Gray.

(7)	The restricted stock awards to Mr. Prather in 2004 and 2003 were granted by Gray.

(8)	The stock options in 2004 and 2003 were granted to Mr. Prather by Gray.

(9)	For the six months ended June 30, 2006, the amount reported includes an auto allowance of $12,800, TCM directors’ fees of $14,500, term life insurance of $14,265, and long-term disability insurance premium payments of $829. For 2005, the amount reported includes an auto allowance paid by Bull Run of $19,200 and Bull Run directors’ fees of $15,000. For 2004, the amount reported includes term life insurance of $8,849 (Gray), long term disability insurance premium payments of $2,249 (Gray), matching contributions by Gray’s 401(k) plan of $6,000, directors’ fees of $17,700 (Gray), directors’ fees of $15,000 (Bull Run), employer contributions to defined contribution retirement plan of $1,247 (Bull Run) and an auto allowance (Bull Run) of $18,400. For 2003, amount includes term life insurance of $3,096 (Gray), long-term disability insurance premiums of $2,249 (Gray), matching contribution by Gray’s 401(k) of $4,455, directors’ fees of $25,500 (Gray) and employer contributions to (Gray) defined contribution retirement plan of $6,046.

(10)	During 2003 and until August 2004, Mr. Stultz’s was employed by Gray. From August 2004 until December 30, 2005, Mr. Stultz was employed by Bull Run. Since December 30, 2005, Mr. Stultz has been employed by TCM.

(11)	As of June 30, 2006, TCM paid Mr. Stultz at the annual rate of $550,000.

(12)	During 2005, Mr. Stultz received $116,667 from Gray as a consulting fee and a salary of $325,000 from Bull Run.

(13)	During 2003, $300,000 and $13,389 of Mr. Stultz’s salary was paid by Gray and Bull Run, respectively.

(14)	The restricted stock awards and stock options were granted to Mr. Stultz in 2006 by TCM.

(15)	For the six months ended June 30, 2006, the amount reported includes $4,500 for auto allowance, $4,367 as the fair value of travel expenses for Mr. Stultz’s spouse, $14,500 of directors’ fees and matching contributions by TCM to its 401(k) program of $7,385. For 2005, the amount reported includes $31,186 for relocation expenses and $7,012 as the fair value of travel expenses for Mr. Stultz’s spouse. For 2004, the amount reported includes matching contributions by Gray to its 401(k) plan of $4,500, term life insurance premiums of $1,822 (Gray). For 2003, the amount includes matching contributions by Gray to its 401(k) plan of $4,500, term life insurance premiums of $1,794 (Gray) and long-term disability insurance premium payments of $1,822 (Gray).

(16)	Mr. Meikle joined TCM in April 2006. As of June 2006, TCM paid Mr. Meikle at an annual rate of $225,000.

(17)	The stock options were granted to Mr. Meikle in 2006 by TCM.

(18)	For the six months ended June 30, 2006, the reported amount included $68,141 for relocation expenses.

(19)	Mr. Cornwell joined TCM in April 2006. As of June 2006, TCM paid Mr. Cornwell at an annual rate of $187,500.

(20)	The stock options in 2006 were granted to Mr. Cornwell by TCM.

(21)	For the six months ended June 30, 2006, the reported amount included $99,495 for relocation expenses.

(22)	Until December 30, 2005, Mr. Logan was employed by Bull Run. Since December 30, 2005, Mr. Logan has been employed by TCM. As of June 30, 2006, TCM paid Mr. Logan at an annual rate of $205,615.

(23)	Mr. Logan joined Bull Run in September of 2004. During 2005 and 2004, Bull Run paid Mr. Logan’s salary of $257,258 and $57,593, respectively.

(24)	The stock options in 2006 were granted to Mr. Logan by TCM.

(25)	For the six months ended June 30, 2006, reported amount included $4,496 of matching contributions by TCM to its 401(k) program.

(26)	Mr. Erickson’s employment ended with us effective June 1, 2006.

(27)	For the six months ended June 30, 2006, the amount reported includes $3,461 of matching contributions by TCM to its 401K program. For 2004 and 2003, the amount reported consists of contributions by Bull Run to a defined contribution retirement plan. Mr. Erickson will continue to receive severance in the form of his continued salary at the annual rate of $250,000 until September 30, 2006.
Stock Options
     The following table sets forth information about the number of shares and the value of grants outstanding as of June 30, 2006 for each named executive officer.
Aggregated Options Values at June 30, 2006

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-The-Money
	Options at 6/30/06		Options at 6/30/06 ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert S. Prather, Jr.	2,179	—	—	324,000
Thomas J. Stultz	—	—	—	324,000
Michael Steven Cornwell	—	—	—	64,800
Mark G. Meikle	—	—	—	81,000

1.	Value is based on the closing price of the Common Stock of $8.67 at June 30, 2006, less exercise price.
     During the six months ended June 30, 2006, no options to purchase Common Stock were exercised.
Compensation of Directors
     All of our directors are currently being paid an annual retainer fee in the amount of $20,000. The Chairman of each of our Audit Committee and our Nominating, Corporate Governance, Compensation and Stock Option Committee are receiving an additional annual fee of $5,000, and each board member is entitled to a fee of $1,500 per board or committee meeting attended. Non-employee directors are eligible to receive an automatic grant of options to purchase shares of our common stock at the time of the meeting of our board of directors held immediately following each annual meeting of stockholders at the fair market value of such stock on the date of grant. We also reimburse each director for travel and related expenses incurred in connection with attendance at board and committee meetings.
Stock Based Incentives
     Under the 2005 Long Term Incentive Plan (“Incentive Plan”), all directors, officers and key employees are eligible for grants of stock options and other stock-based awards. The Incentive Plan is administered by the Nominating, Corporate Governance, Compensation and Stock Option Committee of the Board of Directors. The Incentive Plan is intended to provide additional incentives and motivation for our employees. The Nominating, Corporate Governance, Compensation and Stock Option Committee is authorized in its sole discretion to determine the individuals to whom stock based incentives will be granted, the type and amount of such stock based incentives and awards and the terms thereof; and to prescribe, amend and rescind rules and regulations relating to the Incentive Plan, among other things.

     In April 2006, options to purchase 374,000 shares of the Common Stock were awarded to company employees, subject to a vesting schedule whereby 33% vest annually as of each June 30 from June 30, 2007 through 2009. In connection with such awards, we will record $700,000 of non-cash compensation expense over the three year vesting period, of which $64,000 was recognized in the six months ended June 30, 2006.
     On February 15, 2006, under the Incentive Plan, 5,000 shares of restricted Common Stock were granted to each of the following directors of the Company: Robert S. Prather, Jr.; Thomas J. Stultz; Gerald N. Agranoff; James W. Busby; Hilton H. Howell, Jr.; Monte C. Johnson; and George E. “Nick” Nicholson.
Option Grants for the Six Months Ended June 30, 2006

					Potential Realizable
	Individual Grants				Value at Assumed
	Number of	% Of Total			Annual Rates of
	Securities	Options			Stock Price
	Underlying	Granted To	Exercise or		Appreciation for
	Options	Employees in	Base Price	Expiration	Option Term (1)
Name	Granted	2006	($/Share)	Date	5% ($)	10% ($)
Mr. Prather	100,000	26.7	5.43	4/27/2016	884,490	1,408,402
Mr. Stultz	100,000	26.7	5.43	4/27/2016	884,490	1,408,402
Mr. Cornwell	20,000	5.3	5.43	4/27/2016	176,898	281,680
Mr. Meikle	25,000	6.7	5.43	4/27/2016	221,122	352,101

1.	Amounts reported in these columns represent amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect TCM’s estimate of future stock price growth. Actual gains, if any, on stock option exercises and the Common Stock holdings will be dependent on the timing of such exercise and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected would be received by the options holder.

REPORT OF NOMINATING, CORPORATE GOVERNANCE, COMPENSATION
AND STOCK OPTION COMMITTEE
     The following Report of the Nominating, Corporate Governance, Compensation and Stock Option Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by TCM under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended except to the extent TCM specifically incorporates this Report by reference therein.
     The Nominating, Corporate Governance, Compensation and Stock Option Committee of the Board of Directors administers our executive compensation program.
     The goals of our executive compensation program for 2006 were to attract, retain, motivate and reward qualified persons serving as executive officers. To achieve such goals we rely primarily on salaries, bonuses, options and other compensation for each of our executive officers. Under current policy, our Chief Executive Officer determines the recommended annual compensation level, including bonuses, for all other officers of TCM and its subsidiaries, and then submits these recommendations to the Nominating, Corporate Governance, Compensation and Stock Option Committee for its review and approval. Such determinations of the Nominating, Corporate Governance, Compensation and Stock Option Committee are reported to the full Board of Directors, which then has the opportunity to consider and amend such determinations concerning the compensation payable to executive officers. In 2006, the full Board of Directors approved the determinations of the Nominating, Corporate Governance, Compensation and Stock Option Committee with respect to compensation without making any changes thereto. The Nominating, Corporate Governance, Compensation and Stock Option Committee’s policy for determining an executive’s salary, bonus and stock option grants is based on the responsibility of such executive, his or her impact on the operations and profitability of TCM or the business unit for which such executive has operating responsibility and the knowledge and experience of such executive.

     In 2006, the Nominating, Corporate Governance, Compensation and Stock Option Committee utilized the foregoing criteria to determine executive salaries, bonuses and option grants and such salaries, bonuses and option grants are consistent with the foregoing policy. An executive’s annual bonus is based on a percentage of his or her annual base salary. These considerations are subjective in nature and the Nominating, Corporate Governance, Compensation and Stock Option Committee does not assign relative weights thereto. For 2006, bonuses ranged from 0% to approximately 28% of an executive’s base salary. Whether or not a bonus is in fact earned by an executive is linked to the attainment, by TCM or the business unit for which such executive has operating responsibility, of predetermined operating profit targets based on budgeted operating revenues (which is an objective analysis) and the individual’s contribution to TCM or the business unit (which is a subjective analysis). The Nominating, Corporate Governance, Compensation and Stock Option Committee approves the operating profit targets annually. When measuring an executive’s individual contribution and performance, the Nominating, Corporate Governance, Compensation and Stock Option Committee examines these factors, as well as qualitative factors that necessarily involve a subjective judgment by the Nominating, Corporate Governance, Compensation and Stock Option Committee. In making such subjective determination, the Nominating, Corporate Governance, Compensation and Stock Option Committee does not base its determination on any single performance factor nor does it assign relative weights to factors, but considers a mix of factors, including evaluations of superiors, and evaluates an individual’s performance against such mix in absolute terms in relation to other executives at TCM. In deciding whether or not to grant an option to an individual and in determining the number of shares subject to an option so granted, the Nominating, Corporate Governance, Compensation and Stock Option Committee takes into account subjective considerations, including the level of such executive’s position and the individual’s contribution to TCM. Although the Nominating, Corporate Governance, Compensation and Stock Option Committee believes that its compensation structure is similar to that of other comparable companies, it did not specifically compare such structure with that of other companies in 2006.
     The annual compensation of Mr. Prather, TCM’s Chairman and Mr. Stultz, TCM’s Chief Executive Officer, were set by the Nominating, Corporate Governance, Compensation and Stock Option Committee at $100,000 and $450,000 in 2006, respectively. Mr. Prather and Mr. Stultz did not receive a bonus for the six months ended June 30, 2006. Mr. Prather’s and Mr. Stultz’ compensation was set after reviewing TCM’s overall performance, success in meeting strategic objectives and the Chairman’s and Chief Executive Officer’s personal leadership and accomplishments.
     Submitted by the Nominating, Corporate Governance, Compensation and Stock Option Committee of the Board of Directors.
Monte C. Johnson — Chairman
Gerald N. Agranoff
James W. Busby

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     Robert S. Prather, Jr., Chairman of the Company, is also President, Chief Operating Officer and a director of Gray. Hilton H. Howell, Jr., a director of the Company, is also Vice Chairman and a director of Gray.
     Insurance Contract with Georgia Casualty & Surety Co. — Effective December 30, 2005 following the Spin-off, we obtained certain workers’ compensation insurance coverage under an insurance contract with Georgia Casualty & Surety Co., which is a wholly-owned subsidiary of Atlantic American Corporation, a publicly traded company in which J. Mack Robinson (a significant shareholder of our Company) and certain of his affiliates have a substantial ownership interest, and a company of which Hilton H. Howell, a member of our board of directors and Mr. Robinson’s son-in-law, is an executive officer. Prior to the Spin-off Gray had a similar insurance contract with the same company. For the years ended December 31, 2003 and 2004 and the period January 1, 2005 to December 30, 2005 our workers’ compensation insurance expense attributable to Gray’s insurance contract with Georgia Casualty was approximately $209,000, $193,000 and $155,000, respectively. For the six months ended June 30, 2006 insurance expense paid by TCM related to Georgia Casualty was approximately $176,000.
Rights-Sharing Agreement with Gray — Through a rights-sharing agreement by and between Host Communications, Inc. (“Host”) and Gray, effective prior to the Merger, we participate jointly with Gray in the marketing, selling and broadcasting of certain collegiate sporting events and in related programming, production and other associated activities of one university. In Host’s role under the agreement with Gray, Host manages the preponderance of the revenue-generating and sales fulfillment activities and provides all administrative functions for Host and Gray. As a result, Host recognized the total revenues derived and expenses incurred in connection with services performed on behalf of the university, and Host expensed the amounts paid to Gray under the rights-sharing agreement as a rights fee. In April 2005, Host, Gray and the university entered into a new agreement for expanded sports marketing rights for an initial seven year term with an option to extend the license for three additional years. At the same time, Host and Gray entered into a new rights sharing agreement for the same 10-year period. Under the April 2005 agreement with Gray, subsequent to the Merger, Host continues to recognize the total revenues derived and total expenses incurred in connection with services performed on behalf of the university, and expense amounts payable to Gray as a component of our rights fee expense. The amount payable to Gray will be 50% of the profit to be derived from these marketing activities, as determined at the conclusion of each contract year. Gray will also bear 50% of any losses. The new agreement with Gray also requires Gray to pay to the university 50% of the rights fees payable under the contract with the university as each rights fee installment payment becomes due. As of June 30, 2006, accrued fees payable to Gray under the current rights-sharing agreement and predecessor agreements were $3,420,000.
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers and persons who own more than 10 percent of a registered class of a company’s equity securities to file with the SEC initial reports of ownership (Form 3) and reports of changes in ownership (Forms 4 and 5) of such class of equity securities. Such officers, directors and greater than 10 percent shareholders of a company are required by SEC regulations to furnish the company with copies of all such Section 16(a) reports that they file.
     To our knowledge, based solely on our review of the copies of such reports furnished to us during the six months ended June 30, 2006, all Section 16(a) filing requirements applicable to our officers, directors and 10 percent beneficial owners were met.

STOCK PERFORMANCE GRAPH
     The following stock performance graphs do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by TCM under the Securities Act of 1933, as amended or the Securities Exchange Act, as amended except to the extent TCM specifically incorporates these graphs by reference therein.
     The following graphs compare the cumulative total return of the Common Stock from December 30, 2005 to June 30, 2006 as compared to the stock market total return indexes for (1) the NASDAQ Market Index and (2) a Custom Peer Group Index based upon the Hemscott Marketing Services Industry Group Index (50.7%) and Hemscott Publishing — Newspaper Industry Group Index (49.3%) on December 30, 2005.
     The graphs assume the investment of $100 in the Common Stock, the NASDAQ Market Index and the Custom Peer Group Index on December 30, 2005. Dividends are assumed to have been reinvested as paid.
COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG TRIPLE CROWN MEDIA, INC.,
NASDAQ MARKET INDEX (U.S.) AND CUSTOM PEER GROUP INDEX
ASSUMES $100 INVESTED ON DEC. 30, 2005
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING JUNE 30, 2006

Month Ending
	12/30/2005	1/31/2006	2/28/2006	3/31/2006	4/30/2006	5/31/2006	6/30/2006

Triple Crown Media, Inc.	100	62.45	54.69	48.16	43.76	65.39	70.78
Peer Group Index	100	101.61	105.02	105.09	103.88	101.18	99.02
NASDAQ Market Index (U.S.)	100	104.78	103.43	106.44	106.44	99.96	99.8

REPORT OF AUDIT COMMITTEE
     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by TCM under the Securities Act of 1933, as amended or the Securities Exchange Act, as amended except to the extent TCM specifically incorporates this Report by reference therein.
     The Audit Committee of our Board of Directors is comprised of three directors who are independent and financially literate within the meaning of the NASDAQ listing standards regarding audit committees. In addition, the Board of Directors has determined that Gerald N. Agranoff is an “audit committee financial expert” as defined by applicable SEC rules. In accordance with its written charter, which was approved and adopted in its current form by our Board of Directors in December 2005, the Audit Committee assists our Board of Directors in oversight of the quality and integrity of the accounting, auditing and financial reporting practices of TCM. In addition, the Audit Committee has the authority to select our independent registered public accounting firm.
     During the six months ended June 30, 2006, PricewaterhouseCoopers LLP declined to stand for re-election as our independent registered public accounting firm. The Audit Committee commenced a search for a new independent registered public accounting firm and selected BDO Seidman LLP.
     Management has primary responsibility for TCM’s financial statements and the overall reporting process, including TCM’s system of internal controls. BDO Seidman, LLP, our independent registered public accounting firm, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects our financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed our audited consolidated financial statements for the six months ended June 30, 2006 and discussed them with both management and BDO Seidman, LLP.
     Management is responsible for establishing, assessing and reporting on TCM’s system of internal control over financial reporting. The Audit Committee met with management and BDO Seidman, LLP to review and discuss management’s assessment of the effectiveness of TCM’s internal controls over financial reporting.
     The Audit Committee has also discussed with BDO Seidman, LLP the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.
     The Audit Committee has received and reviewed the written disclosures and the letter from BDO Seidman, LLP required by Independence Standards No. 1, Independence Discussions with Audit Committees, issued by the Independence Standards Board, and has discussed with BDO Seidman, LLP its independence from TCM. In addition, the Audit Committee has considered whether the provision of the non-audit services provided by BDO Seidman, LLP is compatible with maintaining BDO Seidman, LLP’s independence.

     Based upon this review, the Audit Committee recommended to the full Board of Directors that our audited consolidated financial statements be included in TCM’s Annual Report on Form 10-K for the six months ended June 30, 2006 and filed with the SEC.
     Submitted by the Audit Committee of the Board of Directors.
Gerald N. Agranoff — Chairman
James W. Busby
Monte C. Johnson

Item No. 2
Ratification of the Selection of BDO Seidman, LLP for the Fiscal Year 2007
     Sarbanes-Oxley requires that each corporation’s audit committee be directly responsible for appointing the independent auditors. The Audit Committee has selected BDO Seidman, LLP as TCM’s independent registered public accounting firm for the fiscal year ended June 30, 2007, the Board of Directors has concurred in an advisory capacity with that selection, and the selection is now being submitted to the stockholders at the annual meeting for their ratification. If the stockholders do not ratify the selection of BDO Seidman, LLP as the independent auditors, the Audit Committee will reconsider whether to engage BDO Seidman, LLP but may ultimately determine to engage that firm or another audit firm without re-submitting the matter to stockholders. Among the factors the Audit Committee may consider in making this determination are the difficulty and expense of making any change in independent auditors in the middle of a fiscal year. Even if the stockholders ratify the selection of BDO Seidman, LLP, the Audit Committee may in its sole discretion terminate the engagement of BDO Seidman, LLP and direct the appointment of another independent auditor at any time during the year, although it has no current intention to do so.
     The Audit Committee considers BDO Seidman, LLP well qualified, with offices or affiliates in or near most locations in the U.S. where TCM operates.
     Representatives of BDO Seidman, LLP will attend the annual meeting and will have the opportunity to make any statement they wish. They will also be available to answer questions that you may have.
     The Board of Directors recommends a vote FOR the proposal to ratify the selection of BDO Seidman, LLP as independent registered public accounting firm to audit the books, records, and accounts of the Corporation and its subsidiaries for the fiscal year ended June 30, 2007.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     BDO Seidman, LLP has been TCM’s principal independent registered public accounting firm since July 25, 2006. PricewaterhouseCoopers LLP (“PwC”) was TCM’s principal independent registered public accounting firm from June 2005 until May 15, 2006.
     Previous Independent Registered Public Accounting Firm
On May 10, 2006, PwC informed us they declined to stand for re-election as the independent registered public accounting firm of TCM, effective upon completion of services related to TCM’s unaudited interim financial statements as of and for the quarter ended March 31, 2006 and the Form 10-Q in which such unaudited interim financial statements were included. Such services were completed on May 15, 2006.
     The reports of PwC on the combined and consolidated financial statements of TCM as of and for the years ended December 31, 2004 and December 31, 2005, the two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
     During the two most recent fiscal years and through May 15, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC, would have caused them to make reference to such disagreements in connection with their reports on the financial statements for such years.

     During the two most recent fiscal years and through May 15, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
     TCM requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received from PwC, dated May 16, 2006, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K dated May 16, 2006.
New Independent Registered Public Accounting Firm
     On July 25, 2006, our Audit Committee authorized the engagement of BDO Seidman, LLP as its new independent registered public accounting firm to be effective immediately. During the two most recent fiscal years and through July 25, 2006, neither TCM nor anyone on its behalf has consulted with BDO Seidman regarding any of the following:
•	the application of accounting principles to a specified transaction, either completed or proposed;

•	the type of audit opinion that might be rendered on TCM’s financial statements, and in no case was a written report provided to TCM nor was oral advice provided that TCM concluded was an important factor in reaching a decision as to accounting, auditing or financial reporting issues; or

•	any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
     BDO Seidman, LLP audited our annual financial statements for the six months ended June 30, 2006 and we have selected BDO Seidman, LLP as our independent registered public accounting firm to audit our financial statements for the year ending June 30, 2007.
Fees
     As of June 30, 2006, no fees had been billed by BDO Seidman, LLP. For the audit of the financial statements as of and for the six months ended June 30, 2006, we have committed to an audit fee of $190,000 with BDO Seidman, LLP. As of the date of this report, we have not committed to any other related fees.

     The fees billed by PricewaterhouseCoopers LLP during the six months ended June 30, 2006 and the year ended December 31, 2005 were as follows:

	2006	2005
Audit fees (1)	$373,150	$902,321
Audit related fees	—	—
Tax fees	—	—
All other feees	—	—

Total	$373,150	$902,321

1.	For professional services in connection with the audits of our annual combined financial statements included in our registration statement on Form S-1/Form S-4 and report on audits and review of the combined and consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the quarter ended March 31, 2006. Since audits of our financial statements for the years ended December 31, 2004 and 2003 were conducted in 2005 in conjunction with the Spin-off transaction, no audit fees were incurred specifically related to TCM in 2004.
     In accordance with its written charter, the Audit Committee reviews and discusses with BDO Seidman, LLP on a periodic basis, any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for TCM by its independent registered public accounting firm.

EQUITY COMPENSATION PLAN INFORMATION
     The following table gives information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of June 30, 2006

As of June 30, 2006	(a)	(b)	(c)
	Number of securities	Weighted-average	Number of securities remaining
	to be issued upon exercise	exercise price of	available for future issuance under
	of outstanding options,	outstanding options,	equity compensation plans (excluding
Plan Category	warrants and rights	warrants and rights	securities reflected in column (a))
Equity compensation plans approved by security holders	414,710	$12.70	591,000

SHAREHOLDER PROPOSALS FOR INCLUSION
IN NEXT YEAR’S PROXY STATEMENT
     Proposals of shareholders intended to be presented at TCM’s 2007 Annual Meeting of Shareholders must be received at our principal executive offices by July 12, 2007, in order to be eligible for inclusion in our proxy statement and form of proxy for that meeting.
OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION
AT NEXT YEAR’S ANNUAL MEETING
     For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2007 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if we: (1) receive notice of the proposal before the close of business on September 28, 2007 and advise shareholders in the 2007 proxy statement about the nature of the matter and how management intends to vote on such matter; or (2) receive notice of the proposal after the close of business on September 28, 2007. Notices of intention to present proposals at the 2007 Annual Meeting of Shareholders should be addressed to Triple Crown Media, Inc., Attention: Mark G. Meikle, Secretary, 546 East Main Street, Lexington, Kentucky 40508.
HOUSEHOLDING
     As permitted under the Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless such shareholders have notified TCM of their desire to receive multiple copies of this proxy statement. TCM will promptly deliver, upon oral or written request, a separate copy of this proxy statement and the Company’s Annual Report on Form 10-K for the six months ended June 30, 2006, to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies or to request to receive a separate annual report or proxy statement at a different address in the future should be directed to Triple Crown Media, Inc., 546 East Main Street, Lexington, Kentucky 40508, Attention: Investor Relations or by calling (859) 226-4678. Shareholders residing at the same address and currently receiving only one copy of the proxy statement may contact Investor Relations at the address above to request multiple copies of the proxy statement in the future. Shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact Investor Relations at the address above to request that only a single copy of the proxy statement by mailed in the future.

TRIPLE CROWN MEDIA, INC.
PROXY FOR 2006 ANNUAL MEETING OF SHAREHOLDERS
This Proxy is Solicited on Behalf of the Board of Directors of Triple Crown Media, Inc.
     The undersigned shareholder hereby appoints Robert S. Prather, Jr. and Thomas J. Stultz, and each of them or either one of them, with full power to appoint his substitute, attorneys and proxies to represent the undersigned shareholder and to vote and act with respect to all shares of Common Stock, $.001 par value per share, of Triple Crown Media, Inc. (“TCM”), held of record by the undersigned on October 31, 2006, at the Annual Meeting of Shareholders of TCM to be held on November 29, 2006 at 10:00 AM, local time, at the board room on the third floor at 546 East Main Street, Lexington, Kentucky, 40508, and at any adjournment or postponement of that meeting.
     IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE MADE, THE SHARES WILL BE VOTED FOR THE PROPOSAL IN THIS PROXY. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER, INCLUDING SUBSTITUTION OF DIRECTOR NOMINEES, WHICH MAY COME BEFORE THE MEETING.
(Continued and to be signed, on the reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)
—FOLD AND DETACH HERE—
Dear Shareholder:
     Triple Crown Media, Inc. encourages you to take advantage of convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eliminates the need to return the proxy card.
     To vote your shares electronically you must use the control number. The control number is the series of numbers printed in the box on the bottom right corner of the other side of this card. This control number must be used to access the system.
1.	To vote over the Internet:
•	Log on to the Internet and go to the website http://www.proxyvoting.com/tcmi.
2.	To vote over the telephone:
•	On a touch-tone telephone call 1-866-540-5760, 24 hours a day, 7 days a week.
     Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.
     If you choose to vote your shares electronically, there is no need for you to mail back your proxy card.
YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

Please mark
here for address change
[ ]
or comments
SEE REVERSE SIDE.
THE BOARD OF DIRECTORS OF TCM UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSAL:

1.	The proposal to elect the seven directors named below (the “Nominees”), to serve as members of TCM’s Board of Directors, to serve until the next Annual Meeting of Shareholders of TCM and until their successors are duly elected and qualified.

Nominees:
	01. Robert S. Prather, Jr.	04. Hilton H. Howell, Jr.	07. Thomas J. Stultz
	02. Gerald N. Agranoff	05. Monte C. Johnson
	03. James W. Busby	06. George E. “Nick” Nicholson

☐	FOR all Nominees listed above (except as marked to the contrary below)	☐	Withhold Authority to vote for all Nominees listed above

Instructions: To withhold authority to vote for any individual Nominee, write that Nominee’s name in the following space provided:

2.	Ratification of the selection of BDO Seidman, LLP as independent registered public accounting firm for our Fiscal Year 2007
	☐	FOR	☐	AGAINST
	☐	ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such of the matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

DATED:

Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

Signature (if held jointly)

This Proxy revokes all prior proxies with respect to the Annual Meeting and may be revoked prior to its exercise.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNED FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER.
*FOLD AND DETACH HERE*
VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK
Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to annual meeting day.
     YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.
INTERNET
http://www.proxyvoting.com/tcmi
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
OR
MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.